UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 17, 2006

                               Intelli-Check, Inc.
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               (Exact name of registrant as specified in charter)

         Delaware                      001-15465                  11-3234779
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

          246 Crossways Park West, Woodbury, NY                     11797
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         (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code: 516-992-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

      On November 17, 2006, Intelli-Check, Inc. ("Intelli-Check") announced that its Board of Directors had promoted Todd Liebman to the position of Senior Vice President of Marketing and Chief Operating Officer. Prior to his new appointment, Mr. Liebman was Intelli-Check's Senior Vice President of Marketing and Operations.

      Mr. Liebman, who is 33 years old, joined Intelli-Check in December 2004 as its Senior Vice President of Marketing and Operations. Prior to joining Intelli-Check, Mr. Liebman served as President of Quick Kiosk, a Kinetics Company, LLC (QK), a self-service solution provider focused on the quick serve restaurant market industry from October 2000 to December 2004. In September 2004, Mr. Liebman completed the sale of QK to NCR Corporation (NYSE:NCR). Prior to founding QK, Mr. Liebman served as Director of Business Development of Trex Communications Corporation (TrexCom), a telecommunications start-up focused on satellite communications systems and multi-media interactive response systems, which was sold to L-3 Communications, Inc. in February 2000. TrexCom grew from a start-up in 1997 to $50 million in revenues and profitability in less than two years. Prior to joining Trex Communications, Mr. Liebman was Associate Director, Business Development for Thermo Electron Corporation (NYSE:TMO), a $4 billion conglomerate and parent company of Trex Communications. From 1996 to 1997, he worked as a Management Consultant at EMI Strategic Marketing, a strategic consulting firm. Mr. Liebman received his Bachelor's of Science in Management from Tulane University's A.B. Freeman School of Business. Mr. Liebman has also participated in an Executive Education program at the University of Pennsylvania's Wharton School of Business.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INTELLI-CHECK, INC.


                                     By: /s/ Frank Mandelbaum
                                        ----------------------------------------
                                     Name: Frank Mandelbaum
                                     Title: Chairman and Chief Executive Officer

Dated: November 21, 2006


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